UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2010 (April 14, 2010)

HRPT PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of HRPT Properties Trust, or the Company, held on April 14, 2010, the Company’s shareholders elected Patrick F. Donelan as the Independent Trustee in Group III of the Board of Trustees for a three (3) year term of office until the Company’s 2013 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Donelan received the following votes:

For	Against	Withhold	Broker Non-Vote
134,258,484	3,529,906	5,919,936	50,809,457

The Company’s shareholders also approved an amendment to the Company’s declaration of trust to delete certain restrictions upon the timing of the Company’s communications with shareholders.  On April 15, 2010, the amendment was made effective by the filing of articles of amendment containing the amendment with the State Department of Assessments and Taxation of Maryland.  The amendment received the following votes:

For	Against	Abstain	Broker Non-Vote
135,660,042	57,075,659	1,782,082	N/A

Also at the Company’s 2010 annual meeting of shareholders, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
190,944,124	2,596,398	977,261	N/A

The Company’s annual meeting was adjourned until 3:00 p.m. on Thursday, May 13, 2010 with respect to a proposal to amend the Company’s declaration of trust to change the vote required to elect trustees in uncontested elections from a majority of outstanding common shares to a majority of the total number of votes cast.

Item 8.01. Other Events.

Amendments to Declaration of Trust

As reported under Item 5.07 above, on April 15, 2010, the Company amended its declaration of trust to delete certain restrictions upon the timing of the Company’s communications with shareholders.  The foregoing description of the amendment to the Company’s declaration of trust is not complete and is subject to and qualified in its entirety by reference to the amended declaration of trust, a copy of which is attached as Exhibit 3.1, and which amended declaration of trust is incorporated herein by reference.  In addition, a marked copy of the Company’s amended declaration of trust indicating changes made to the Company’s declaration of trust as it existed immediately prior to the adoption of these amendments is attached as Exhibit 3.2.

Change to Trustee Compensation; Share Grants

On April 14, 2010, the Company changed its trustee compensation arrangements.  A summary of the Company’s currently effective trustee compensation arrangement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

On April 14, 2010, the Company granted each of the Company’s trustees 5,000 common shares of beneficial interest, par value $0.01 per share, valued at $8.11, the closing price of the Company’s common shares on the New York Stock Exchange on that day, pursuant to the trustee compensation arrangements described above.

Item 9.01  Financial Statements and Exhibits.

(d)                           Exhibits.

The Company hereby files the following exhibits:

3.1	Composite Copy of Third Amendment and Restatement of Declaration of Trust, dated July 1, 1994, as amended.
3.2	Composite Copy of Third Amendment and Restatement of Declaration of Trust, dated July 1, 1994, as amended. (marked)
10.1	Summary of Trustee Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Dated:  April 20, 2010